Exhibit 4.2

Exhibit 4.2

CMX 4436

SPECIMEN

COMMON STOCK

CUSIP 141705 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

CAREMARK

CAREMARK RX, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN CHARLOTTE, NC AND NEW YORK, NY.

THIS IS TO CERTIFY THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Caremark Rx, Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, as amended and restated, and its Bylaws, as amended and restated, copies of which are on file with the Transfer Agent, to all provisions of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned and Registered:

WACHOVIA, N.A.

(Charlotte, NC)

Transfer Agent

and Registrar

By

Authorized Signature

CAREMARK RX, INC.

CORPORATE

SEAL

DELAWARE

1995

SECRETARY

CHAIRMAN OF THE BOARD

AND CHIEF EXECUTIVE OFFICER

AMERICAN BANK NOTE COMPANY.

CAREMARK RX, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	— — —	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT —	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act ___________________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received                                                                                                                                             hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

                                                                                                                                                                                             Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                         Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

__________________________________________________________________
NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

__________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.